UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2010

MASS PETROLEUM INC.

(Exact name of registrant as specified in charter)

Nevada	000-53447	20-5893809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 507 – 700 West Pender Street Vancouver, British Columbia, Canada	V6C 1G8
(Address of principal executive offices)	(Zip Code)

(604) 688-6380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01.

Changes In Registrant's Certifying Accountant.

(b)  Appointment of New Independent Registered Public Accounting Firm.

Effective October 7, 2010 Mass Petroleum Inc. (the “Company”) engaged Saturna Group Chartered Accountants LLP ("Saturna Group") to serve as the Company’s new independent registered public accounting firm.  The engagement of Saturna Group as the Company’s new independent registered public accounting firm was approved by the Company’s Board of Directors.  Neither the Company, nor anyone on its behalf, consulted Saturna Group during the Company’s two most recent fiscal years and any subsequent interim period prior to the Company’s engagement of Saturna Group regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASS PETROLEUM INC.

Date: October 13, 2010	By: /s/ Jordan Shapiro
Jordan Shapiro, Director